SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: December 16, 1998
(Date of earliest event reported)

Commission File No. 333-65481





                           Norwest Asset Securities Corporation


        Delaware                                           52-1972128
(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                              21703
--------------------------------------------------------------------------------
Address of principal executive offices                 (Zip Code)



                                 (301) 846-8881
               Registrant's Telephone Number, including area code



   (Former name, former address and former fiscal year, if changed since last report)

ITEM 5.    Other Events

     Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Norwest Asset Securities Corporation which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits
           ---------------------------------
           (c) Exhibits



Item 601(a)
of Regulation S-K
Exhibit No.                  Description
-----------                  -----------
         (99)                Collateral Term Sheets
                             prepared by Norwest Asset
                             Securities Corporation in
                             connection with Norwest
                             Asset Securities Corporation,
                             Mortgage Pass-Through
                             Certificates, Series 1998-33

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORWEST ASSET SECURITIES CORPORATION


December 16, 1998

                                             By:          /s/ B. David Bialzak
                                                          --------------------
                                                              B. David Bialzak
                                                              Vice President

                                INDEX TO EXHIBITS


                                                                Paper (P) or
Exhibit No.                Description                          Electronic (E)
-----------                -----------                          --------------

   (99)                    Collateral Term Sheets                        E
                           prepared by Norwest
                           Asset Securities
                           Corporation in connection
                           with Norwest Asset
                           Securities Corporation, Mortgage
                           Pass-Through Certificates, Series 1998-33